UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400

McLean, VA 22102

(Address of principal executive offices, including zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

Chapter 11 Filing

On October 12, 2023 (the “Petition Date”), IronNet, Inc. (the “Company”) and its subsidiary, IronNet Cybersecurity, Inc. (collectively, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such cases, the “Cases”). The Debtors expect to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure their ability to continue operating in the ordinary course of business, the Debtors plan to file motions seeking customary “first-day” relief with the Bankruptcy Court, including, among other things, authority to use cash collateral, pay employee wages and benefits and pay other vendors and suppliers in the ordinary course for all services provided after the Petition Date. The Debtors also plan to file a motion seeking approval and authorization for the Debtors to enter a reinstatement agreement with Amazon Web Services, Inc. in order to reinstate and reactive the cloud computing services provided by Amazon Web Services, Inc. These motions remain subject to approval by the Bankruptcy Court.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information under Item 1.03 of this Current Report is incorporated by reference into this Item 2.04.

The filing of the Bankruptcy Petitions constitutes an event of default under the Company’s outstanding indebtedness for borrowed money, including (collectively, the “Outstanding Indebtedness”):

•

the senior unsecured convertible note issued to 3i, LP (“3i”) on September 15, 2022 in the principal amount of $7,553,333.33 and the other transaction documents entered into in connection therewith, including the Securities Purchase Agreement and Registration Rights Agreement dated September 14, 2022;

•

the various secured promissory notes and convertible secured promissory notes issued to affiliates of C5 Capital Limited (“C5”) in the aggregate principal amount of $15,475,000 outstanding as of October 12, 2023;

•

the secured promissory notes issued in December 2022, April 2023, May 2023 and August 29, 2023 to a total of eight lenders, including seven lenders who are either directors of the Company or entities affiliated with directors of the Company in the aggregate principal amount of approximately $8,475,000 outstanding as of October 12, 2023, and the amended and restated security agreement related thereto; and

•	the secured promissory note dated July 21, 2023 issued to Korr Acquisitions Group, Inc. in the aggregate principal amount of $500,000 outstanding as of October 12, 2023.

The terms of the Outstanding Indebtedness provide that, as a result of the Bankruptcy Petitions, the principal and interest under such indebtedness shall be immediately due and payable. Any efforts to enforce such payment obligations are automatically stayed as a result of the Bankruptcy Petitions, and the creditors’ rights of enforcement are subject to the Bankruptcy Code.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Ivona Smith as Independent Director

On October 10, 2023, Ivona Smith was elected as a director of the Board of the Company, effective upon the filing of the Chapter 11 Cases. With this election, the Company’s Board of Directors is comprised of eight members. Ms. Smith will serve as an independent director of the Company with respect to the Cases and pursuant to an Independent Director Agreement entered into between Ms. Smith and the Company on October 10, 2023 (the

“Independent Director Agreement”). Pursuant to the Independent Director Agreement, Ms. Smith may only be removed as a director of the Company with the prior approval of the Bankruptcy Court. She may otherwise resign as a director at any time, and the Independent Director Agreement will otherwise terminate on the earlier of the effective date of a plan of liquidation of the Company pursuant to Chapter 11 of the Bankruptcy Code or the conversion of the Cases to cases under Chapter 7 of the Bankruptcy Code. Under the Independent Director Agreement, Ms. Smith’s compensation for service on the Board and on committees of the Board will consist of a monthly fee of $30,000 payable in advance each month, with the first monthly fee prorated for only that portion of the month remaining after October 10, 2023. Other than the Independent Director Agreement, there is no agreement or understanding between Ms. Smith and any other person pursuant to which she was selected as a director.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements, including statements with respect to the Company’s pursuit of bankruptcy protection. Forward-looking statements generally relate to future events and can be identified by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “strive,” “budget,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “mission,” “anticipate” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s cash collateral is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations and the trading price and volatility of the Company’s common stock, and the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023, and other documents filed by the Company from time to time with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

	By:	/s/ Cameron D. Pforr
Date: October 12, 2023		Cameron D. Pforr
President & Chief Financial Officer